                 Fidelity Bond Coverage for Fund for Which the Dreyfus Corporation Acts as Investment Adviser,

                 Sub-Investment Adviser or Administrator - Gross Assets at                      1/31/2011            Pursuant to Rule

                 17g-1(d) Under the Investment CompanyAct of 1940

                 Fund Name                                                                                                                                                                           Amount of Bond

                                                                                                                                                                       Gross Assets at          Required Pursuant to

                                                                                                                                                                               1/31/2011                    Rule 17g-1(d)

                Dreyfus 100% U.S. Treasury Money Market Fund                                              $1,079,562,084                      $1,250,000

                Dreyfus Appreciation Fund, Inc.                                                                                   $3,306,749,066                      $2,100,000

                Dreyfus BASIC Money Market Fund, Inc.                                                                  $692,869,289                          $900,000

                Dreyfus BASIC U.S. Government Money Market Fund                                      $201,893,521                          $600,000

                Dreyfus BASIC U.S. Mortgage Securities Fund                                                       $111,084,952                          $525,000

                Dreyfus Cash Management                                                                                            $28,925,473,550                      $2,500,000

                Dreyfus Cash Management Plus, Inc.                                                                          $6,400,465,066                      $2,500,000

                Dreyfus Connecticut Municipal Money Market Fund, Inc.                                    $96,833,892                          $450,000

                Dreyfus Growth and Income Fund, Inc.                                                                        $578,427,600                          $900,000

                Dreyfus High Yield Strategies Fund                                                                                $432,219,105                          $750,000

                Dreyfus Intermediate Municipal Bond Fund, Inc.                                                    $858,131,320                      $1,000,000

                Dreyfus Liquid Assets, Inc.                                                                                              $4,444,732,581                      $2,500,000

                Dreyfus Massachusetts Municipal Money Market Fund                                        $108,757,363                          $525,000

                Dreyfus MidCap Index Fund                                                                                          $2,553,765,342                      $1,900,000

                Dreyfus Municipal Bond Opportunity Fund                                                                $495,140,435                          $750,000

                Dreyfus Municipal Cash Management Plus                                                              $1,028,305,134                      $1,250,000

                Dreyfus Municipal Income, Inc.                                                                                         $254,894,522                          $750,000

                Dreyfus Municipal Money Market Fund, Inc.                                                             $498,453,568                          $750,000

                Dreyfus New Jersey Municipal Bond Fund, Inc.                                                      $565,410,019                          $900,000

                Dreyfus New Jersey Municipal Money Market Fund, Inc.                                   $334,098,992                          $750,000

                Dreyfus New York AMT-Free Municipal Bond Fund                                           $362,920,273                          $750,000

                Dreyfus New York AMT-Free Municipal Money Market Fund                        $235,170,725                          $600,000

                                                                                                           Page:                         1

                 Fidelity Bond Coverage for Fund for Which the Dreyfus Corporation Acts as Investment Adviser,

                 Sub-Investment Adviser or Administrator - Gross Assets at                      1/31/2011            Pursuant to Rule

                 17g-1(d) Under the Investment CompanyAct of 1940

                 Fund Name                                                                                                                                                                           Amount of Bond

                                                                                                                                                                       Gross Assets at          Required Pursuant to

                                                                                                                                                                               1/31/2011                    Rule 17g-1(d)

                Dreyfus New York Municipal Cash Management                                                    $828,271,676                      $1,000,000

                Dreyfus New York Tax Exempt Bond Fund, Inc.                                                $1,315,879,947                      $1,250,000

                Dreyfus Pennsylvania Municipal Money Market Fund                                          $154,635,486                          $600,000

                Dreyfus Research Growth Opportunity Fund, Inc.                                                  $229,601,123                          $600,000

                Dreyfus Short-Intermediate Government Fund                                                         $183,927,946                          $600,000

                Dreyfus Stock Index Fund, Inc.                                                                                     $1,826,995,098                      $1,500,000

                Dreyfus Strategic Municipal Bond Fund, Inc.                                                            $506,610,995                          $900,000

                Dreyfus Strategic Municipals, Inc.                                                                                    $685,993,683                          $900,000

                Dreyfus Treasury & Agency Cash Management                                                 $10,725,210,201                      $2,500,000

                Dreyfus Treasury Prime Cash Management                                                           $22,160,520,749                      $2,500,000

                Dreyfus U.S. Treasury Intermediate Term Fund                                                        $113,460,933                          $525,000

                Dreyfus U.S. Treasury Long Term Fund                                                                          $62,678,043                          $400,000

                Dreyfus Worldwide Dollar Money Market Fund, Inc.                                           $490,046,600                          $750,000

                DYNAMIC ALTERNATIVES FUND, INC.                                                              $15,313,419                          $225,000

                General California Municipal Money Market Fund                                                  $427,199,021                          $750,000

                General Money Market Fund, Inc.                                                                             $13,063,453,966                      $2,500,000

                General New York Municipal Money Market Fund                                                $299,577,588                          $750,000

                The Dreyfus Fund Incorporated                                                                                     $1,073,463,548                      $1,250,000

                The Dreyfus Socially Responsible Growth Fund, Inc.                                            $236,417,044                          $600,000

                The Dreyfus Third Century Fund, Inc.                                                                           $258,652,716                          $750,000

                CitizensSelect Funds

                                                                                                           Page:                         1

                 Fidelity Bond Coverage for Fund for Which the Dreyfus Corporation Acts as Investment Adviser,

                 Sub-Investment Adviser or Administrator - Gross Assets at                      1/31/2011            Pursuant to Rule

                 17g-1(d) Under the Investment CompanyAct of 1940

                 Fund Name                                                                                                                                                                           Amount of Bond

                                                                                                                                                                       Gross Assets at          Required Pursuant to

                                                                                                                                                                               1/31/2011                    Rule 17g-1(d)

                CitizensSelect Prime Money Market Fund

                CitizensSelect Treasury Money Market Fund

                                                                                                GROUP TOTAL:                                   $1,128,643,281                    $1,250,000

                Dreyfus Bond Funds, Inc.

                Dreyfus Municipal Bond Fund

                                                                                                GROUP TOTAL:                                   $1,625,746,608                    $1,500,000

                Dreyfus Funds, Inc.

                Dreyfus Equity Growth Fund

                Dreyfus Mid-Cap Growth Fund

                                                                                                GROUP TOTAL:                                       $520,944,153                        $900,000

                Dreyfus Government Cash Management Funds

                Dreyfus Government Cash Management

                Dreyfus Government Prime Cash Management Fund

                                                                                                GROUP TOTAL:                                $28,449,378,271                    $2,500,000

                ADVANTAGE FUNDS, INC.

                Dreyfus Emerging Leaders Fund

                Dreyfus Global Absolute Return Fund

                Dreyfus International Value Fund

                Dreyfus MidCap Value Fund

                Dreyfus Small Company Value Fund

                Dreyfus Strategic Value Fund

                Dreyfus Structured Mid Cap Fund

                Dreyfus Technology Growth Fund

                                                                                                           Page:                         1

                 Fidelity Bond Coverage for Fund for Which the Dreyfus Corporation Acts as Investment Adviser,

                 Sub-Investment Adviser or Administrator - Gross Assets at                      1/31/2011            Pursuant to Rule

                 17g-1(d) Under the Investment CompanyAct of 1940

                 Fund Name                                                                                                                                                                           Amount of Bond

                                                                                                                                                                       Gross Assets at          Required Pursuant to

                                                                                                                                                                               1/31/2011                    Rule 17g-1(d)

                Dreyfus Total Return Advantage Fund

                Global Alpha Fund

                GLOBAL REAL RETURN FUND

                                                                                                GROUP TOTAL:                                   $4,328,069,196                    $2,500,000

                DREFYSU INSTITUTIONAL CASH ADVANTAGE FUNDS

                Dreyfus Institutional Cash Advantage Fund

                Dreyfus Institutional Cash Advantage Plus Fund

                                                                                                GROUP TOTAL:                                $39,183,919,053                    $2,500,000

                Dreyfus Investment Funds

                /STANDISH GLOBAL FIXED INCOME FUND

                /Standish Intermediate Tax Exempt Bond Fund

                /The Boston Company Emerging Markets Core Equity Fund

                /The Boston Company Large Cap Core Fund

                /The Boston Company Small/Mid Cap Growth Fund

                Dreyfus/Newton International Equity Fund

                Dreyfus/Standish Fixed Income Fund

                Dreyfus/Standish International Fixed Income Fund

                Dreyfus/TBCAM International Core Equity fund

                Dreyfus/TBCAM Small Cap Growth Fund

                Dreyfus/TBCAM Small Cap Tax-Sesitive Equity Fund

                Dreyfus/TBCAM Small Cap Value Fund

                                                                                                GROUP TOTAL:                                   $2,726,119,784                    $1,900,000

                                                                                                           Page:                         1

                 Fidelity Bond Coverage for Fund for Which the Dreyfus Corporation Acts as Investment Adviser,

                 Sub-Investment Adviser or Administrator - Gross Assets at                      1/31/2011            Pursuant to Rule

                 17g-1(d) Under the Investment CompanyAct of 1940

                 Fund Name                                                                                                                                                                           Amount of Bond

                                                                                                                                                                       Gross Assets at          Required Pursuant to

                                                                                                                                                                               1/31/2011                    Rule 17g-1(d)

                Dreyfus Investment Grade Funds, Inc.

                Dreyfus Inflation Adjusted Securities Fund

                Dreyfus Intermediate Term Income Fund

                Dreyfus Short Term Income Fund

                                                                                                GROUP TOTAL:                                   $1,895,759,348                    $1,500,000

                Dreyfus Index Funds, Inc.

                Dreyfus International Stock Index Fund

                Dreyfus S&P 500 Index Fund

                Dreyfus Smallcap Stock Index Fund

                                                                                                GROUP TOTAL:                                   $4,281,731,431                    $2,500,000

                Dreyfus International Funds, Inc.

                Dreyfus Brazil Equity Fund

                Dreyfus Emerging Markets Fund

                                                                                                GROUP TOTAL:                                   $1,376,285,885                    $1,250,000

                DREYFUS INSTITUTIONAL PREFERRED MONEY

            MARKET FUNDS

                Dreyfus Institutional Preferred Money Market Fund

                Dreyfus Institutional Preferred Plus Money Market Fund

                                                                                                GROUP TOTAL:                                $13,556,072,072                    $2,500,000

                DREYFUS INSITUTIONAL RESERVES FUNDS

                Dreyfus Institutional Reserves Money Fund

                Dreyfus Institutional Reserves Treasury Fund

                Dreyfus Institutional Reserves Treasury Prime Fund

                                                                                                           Page:                         1

                 Fidelity Bond Coverage for Fund for Which the Dreyfus Corporation Acts as Investment Adviser,

                 Sub-Investment Adviser or Administrator - Gross Assets at                      1/31/2011            Pursuant to Rule

                 17g-1(d) Under the Investment CompanyAct of 1940

                 Fund Name                                                                                                                                                                           Amount of Bond

                                                                                                                                                                       Gross Assets at          Required Pursuant to

                                                                                                                                                                               1/31/2011                    Rule 17g-1(d)

                                                                                                GROUP TOTAL:                                   $8,151,437,213                    $2,500,000

                Dreyfus Investment Portfolios

                Core Value Portfolio

                MidCap Stock Portfolio

                Small Cap Stock Index Portfolio

                Technology Growth Portfolio

                                                                                                GROUP TOTAL:                                       $634,654,506                        $900,000

                The Dreyfus/Laurel Funds, Inc.

                Dreyfus AMT-Free Municipal Reserves

                Dreyfus BASIC S&P 500 Stock Index Fund

                Dreyfus Bond Market Index Fund

                Dreyfus Core Equity Fund

                Dreyfus Disciplined Stock Fund

                Dreyfus Money Market Reserves

                Dreyfus Small Cap Value Fund

                Dreyfus Strategic Income Fund

                Dreyfus Tax Managed Growth Fund

                Dreyfus US Treasury Reserves

                                                                                                GROUP TOTAL:                                   $5,440,613,273                    $2,500,000

                DREYFUS LAUREL FUNDS TRUST

                Drey. Equity Income Fund

                Dreyfus Core Value Fund

                Dreyfus Emerging Markets Debt Local Currency Fund

                                                                                                           Page:                         1

                 Fidelity Bond Coverage for Fund for Which the Dreyfus Corporation Acts as Investment Adviser,

                 Sub-Investment Adviser or Administrator - Gross Assets at                      1/31/2011            Pursuant to Rule

                 17g-1(d) Under the Investment CompanyAct of 1940

                 Fund Name                                                                                                                                                                           Amount of Bond

                                                                                                                                                                       Gross Assets at          Required Pursuant to

                                                                                                                                                                               1/31/2011                    Rule 17g-1(d)

                Dreyfus Global Equity Income Fund

                Dreyfus International Bond Fund

                Dreyfus Limited Term High Yield Fund

                INSTITUTIONAL INCOME ADVANTAGE FUND

                                                                                                GROUP TOTAL:                                   $4,293,290,500                    $2,500,000

                The Dreyfus/Laurel Tax-Free Municipal Funds

                Dreyfus BASIC California Municipal Money Market Fund

                Dreyfus BASIC Massachusetts Municipal Money Market Fund

                Dreyfus BASIC New York Municipal Money Market Fund

                                                                                                GROUP TOTAL:                                       $400,071,633                        $750,000

                Dreyfus LifeTime Portfolios, Inc.

                Growth & Income Portfolio

                                                                                                GROUP TOTAL:                                         $69,569,076                        $400,000

                Dreyfus Municipal Funds, Inc.

                Dreyfus AMT-Free Municpal Bond Fund

                Dreyfus BASIC Municipal Money Market Fund

                Dreyfus BASIC New Jersey Municipal Money Market Fund

                Dreyfus High Yield Municipal Bond Fund

                                                                                                GROUP TOTAL:                                       $928,650,108                    $1,000,000

                Dreyfus Money Market Instruments, Inc.

                Government Securities Series

                Money Market Series

                                                                                                           Page:                         1

                 Fidelity Bond Coverage for Fund for Which the Dreyfus Corporation Acts as Investment Adviser,

                 Sub-Investment Adviser or Administrator - Gross Assets at                      1/31/2011            Pursuant to Rule

                 17g-1(d) Under the Investment CompanyAct of 1940

                 Fund Name                                                                                                                                                                           Amount of Bond

                                                                                                                                                                       Gross Assets at          Required Pursuant to

                                                                                                                                                                               1/31/2011                    Rule 17g-1(d)

                                                                                                GROUP TOTAL:                                   $2,032,634,964                    $1,700,000

                Dreyfus Premier California AMT-Free Municipal Bond Fund,

            Inc.

                Dreyfus California AMT-Free Municipal Bond Fund, Inc.

                                                                                                GROUP TOTAL:                                   $1,170,799,193                    $1,250,000

                Dreyfus Premier GNMA Fund, Inc.

                Dreyfus GNMA Fund

                                                                                                GROUP TOTAL:                                   $1,003,761,822                    $1,250,000

                DREYFUS PREMIER INVESTMENT FUNDS, INC.

                Dreyfus Diversified Global Fund

                Dreyfus Diversified International Fund

                Dreyfus Diversified Large Cap Fund

                Dreyfus Emerging Asia Fund

                Dreyfus Global Real Estate Securities Fund

                Dreyfus Greater China Fund

                Dreyfus Large  Cap Value Fund

                Dreyfus Large Cap Equity Fund

                Dreyfus Large Cap Growth Fund

                Dreyfus Satellite Alpha Fund

                                                                                                GROUP TOTAL:                                   $2,132,239,668                    $1,700,000

                Dreyfus Manager Funds I

                Dreyfus Alpha Growth Fund

                Dreyfus S&P Stars Fund

                                                                                                           Page:                         1

                 Fidelity Bond Coverage for Fund for Which the Dreyfus Corporation Acts as Investment Adviser,

                 Sub-Investment Adviser or Administrator - Gross Assets at                      1/31/2011            Pursuant to Rule

                 17g-1(d) Under the Investment CompanyAct of 1940

                 Fund Name                                                                                                                                                                           Amount of Bond

                                                                                                                                                                       Gross Assets at          Required Pursuant to

                                                                                                                                                                               1/31/2011                    Rule 17g-1(d)

                Dreyfus S&P Stars Opportunities Fund

                                                                                                GROUP TOTAL:                                       $583,645,385                        $900,000

                Dreyfus Managers Funds II

                Dreyfus Balanced Opportunity Fund

                                                                                                GROUP TOTAL:                                       $310,392,331                        $750,000

                DREYFUS OPPORTUNITY FUNDS

                Dreyfus Global Sustainability Fund

                Dreyfus Natural Resources Fund

                                                                                                GROUP TOTAL:                                         $40,688,731                        $350,000

                Dreyfus Stock Funds

                Dreyfus International Equity Fund

                Dreyfus Small Cap Equity Fund

                                                                                                GROUP TOTAL:                                       $358,901,350                        $750,000

                Dreyfus Premier Short-Intermediate Municipal Bond Fund

                Dreyfus Short Intermediate Municipal Bond Fund

                                                                                                GROUP TOTAL:                                       $560,379,351                        $900,000

                DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.

                Dreyfus Worldwide Growth Fund

                                                                                                GROUP TOTAL:                                       $442,604,409                        $750,000

                DREYFUS TAX EXEMPT CASH MANAGEMENT FUNDS

                Dreyfus California AMT Tax-Free Cash Management

                Dreyfus New York AMT-Free Municipal Cash Management

                Dreyfus Tax Exempt Cash Management

                                                                                                           Page:                         1

                 Fidelity Bond Coverage for Fund for Which the Dreyfus Corporation Acts as Investment Adviser,

                 Sub-Investment Adviser or Administrator - Gross Assets at                      1/31/2011            Pursuant to Rule

                 17g-1(d) Under the Investment CompanyAct of 1940

                 Fund Name                                                                                                                                                                           Amount of Bond

                                                                                                                                                                       Gross Assets at          Required Pursuant to

                                                                                                                                                                               1/31/2011                    Rule 17g-1(d)

                                                                                                GROUP TOTAL:                                   $3,677,514,384                    $2,300,000

                DREYFUS VARIABLE INVESTMENT FUND

                Appreciation Portfolio

                Developing Leaders Portfolio

                Growth and Income Portfolio

                International Equity Portfolio

                International Value Portfolio

                Money Market Portfolio

                Quality Bond Portfolio

                                                                                                GROUP TOTAL:                                   $1,292,986,650                    $1,250,000

                General Government Securities Money Market Funds, Inc.

                General Government Securities Money Market Fund

                General Treasury Prime Money Market Fund

                                                                                                GROUP TOTAL:                                   $2,945,981,184                    $1,900,000

                General Municipal Money Market Funds, Inc.

                General Municipal Money Market Fund

                                                                                                GROUP TOTAL:                                       $674,135,347                        $900,000

                BNY MELLON FUNDS TRUST

                BNY Mellon Bond Fund

                BNY MELLON FOCUSED EQUITY OPPORTUNITIES

                BNY Mellon Intermediate Bond Fund

                BNY Mellon Intermediate U.S. Government Fund

                                                                                                           Page:                         1

                 Fidelity Bond Coverage for Fund for Which the Dreyfus Corporation Acts as Investment Adviser,

                 Sub-Investment Adviser or Administrator - Gross Assets at                      1/31/2011            Pursuant to Rule

                 17g-1(d) Under the Investment CompanyAct of 1940

                 Fund Name                                                                                                                                                                           Amount of Bond

                                                                                                                                                                       Gross Assets at          Required Pursuant to

                                                                                                                                                                               1/31/2011                    Rule 17g-1(d)

                BNY Mellon International Appreciation Fund

                BNY MELLON LARGE CAP MARKET OPPORTUNITIES

            FUND

                BNY Mellon Large Cap Stock Fund

                BNY Mellon Massachusetts Intermediate Municipal Bond Fund

                BNY Mellon Money Market Fund

                BNY Mellon Municipal Opportunities Fund

                BNY Mellon National Intermediate Municipal Bond Fund

                BNY Mellon National Municipal Money Market Fund

                BNY Mellon National Short-Term Municipal Bond Fund

                BNY Mellon New York Intermediate Tax Exempt Bond Fund

                BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

                BNY Mellon Short-Term U.S. Government Securities Fund

                BNY MELLON SMALL/MID CAP FUND

                BNY MELLON TAX-SENSITIVE LARGE CAP

            MULTI-STRATEGY FUND

                BNY Mellon U.S. Core Equity 130/30 Fund

                Mellon Balanced Fund

                Mellon Emerging Markets Fund

                Mellon Income Stock Fund

                Mellon International Fund

                Mellon Mid Cap Stock Fund

                Mellon Small Cap Stock Fund

                                                                                                GROUP TOTAL:                                $18,540,519,208                    $2,500,000

                                                                                                           Page:                         1

                 Fidelity Bond Coverage for Fund for Which the Dreyfus Corporation Acts as Investment Adviser,

                 Sub-Investment Adviser or Administrator - Gross Assets at                      1/31/2011            Pursuant to Rule

                 17g-1(d) Under the Investment CompanyAct of 1940

                 Fund Name                                                                                                                                                                           Amount of Bond

                                                                                                                                                                       Gross Assets at          Required Pursuant to

                                                                                                                                                                               1/31/2011                    Rule 17g-1(d)

                Dreyfus State Municipal Bond Funds

                Dreyfus Connecticut Fund

                Dreyfus Maryland Fund

                Dreyfus Massachusetts Fund

                Dreyfus Minnesota Fund

                Dreyfus Ohio Fund

                Dreyfus Pennsylvania Fund

                                                                                                GROUP TOTAL:                                   $1,161,824,226                    $1,250,000

                Strategic Funds, Inc.

                Dreyfus Conservative Allocation fund

                Dreyfus Growth Allocation Fund

                Dreyfus Moderate Allocation Fund

                Dreyfus New Leaders Fund

                Dreyfus Select Managers Small Cap Value Fund

                Dreyfus U.S. Equity Fund

                Global Stock Fund

                International Stock Fund

                SELECT MANAGERS LARGE CAP GROWTH FUND

                SELECT MANAGERS SMALL CAP GROWTH FUND

                                                                                                GROUP TOTAL:                                   $2,540,350,318                    $1,900,000

                                                                                               GRAND TOTALS:                          $266,683,581,497*                 $99,400,000

                                                                                                           Page:                         1

                 Fidelity Bond Coverage for Fund for Which the Dreyfus Corporation Acts as Investment Adviser,

                 Sub-Investment Adviser or Administrator - Gross Assets at                      1/31/2011            Pursuant to Rule

                 17g-1(d) Under the Investment CompanyAct of 1940

                 Fund Name                                                                                                                                                                           Amount of Bond

                                                                                                                                                                       Gross Assets at          Required Pursuant to

                                                                                                                                                                               1/31/2011                    Rule 17g-1(d)

                                   AVAILABLE FIDELITY BOND COVERAGE                                                                           $125,000,000

* Amounts include the assets of Fund of Funds.  If those assets were excluded gross assets would be $265,836,648,457 and the amount of Bond required under Rule 17g-1 (d) would be less.

                                                                                                           Page:                         1